                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]
                Filed by a Party other than the Registrant [_]
                           Check the appropriate box:
[X]Preliminary Proxy Statement  [_]Confidential, for Use of the Commission Only
                     (as permitted by Rule 14a-6(e)(2))
                        [_]Definitive Proxy Statement
                      [_]Definitive Additional Materials
     [_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S) 240.14-12

               Security Capital Employee REIT Fund Incorporated

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):
                              [X]No fee required.
 [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)Title of each class of securities to which transaction applies:

        (2)Aggregate number of securities to which transaction applies:

(3)Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              (4)Proposed maximum aggregate value of transaction:

                              (5)Total fee paid:

              [_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1)Amount previously paid:

-------------------------------------------------------------------------------

               (2)Form, Schedule or Registration Statement no.:

-------------------------------------------------------------------------------

                               (3)Filing Party:

-------------------------------------------------------------------------------

                                (4)Date Filed:

-------------------------------------------------------------------------------

               SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

                                   Notice of
                    Special Meeting of Class R Shareholders
                                December 4, 1997

To the Class R Shareholders:

     A Special Meeting of the Class R shareholders of Security Capital Employee REIT Fund Incorporated ("Fund") will be held at the principal executive offices of Security Capital (US) Management Group Incorporated, 11 South LaSalle Street, Second Floor, Chicago, Illinois 60603, on December 4, 1997 at 10:00 a.m., Central time for the following purposes:

     1. To approve a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended;

     2. To approve an amended investment advisory agreement between the Fund and Security Capital (US) Management Group Incorporated (formerly Security Capital Investment Research Group Incorporated);

     3. To elect one (1) director to hold office until his successor is elected and qualified;

     4. To amend the fundamental investment objective of the Fund to clarify that the Fund will invest primarily in real estate securities; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

     You will be entitled to notice of, and to vote at, the special meeting and any adjournments thereof, if you owned shares of the Fund at the close of business on October 31, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                           By Order of the Board of Directors,

                                           /s/  Jeffrey C. Nellessen
                                           -----------------------------------
                                                Jeffrey C. Nellessen
                                                Secretary


November 20, 1997

                SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

                            11 South LaSalle Street
                                  Second Floor
                            Chicago, Illinois 60603

                       ---------------------------------

                                PROXY STATEMENT

                       ---------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors ("Board") of Security Capital Employee REIT Fund Incorporated ("Fund") for use at the Special Meeting ("Meeting") of the Fund's Class R shareholders on December 4, 1997. The Meeting will be held at the principal executive offices of the Fund's investment adviser, Security Capital (US) Management Group Incorporated ("SC(US)MG"), at 11 South LaSalle Street, Second Floor, Chicago, Illinois 60603, at 10:00 a.m. Central time, for the purposes set forth in the Notice of Meeting.

     The Fund's Class R shareholders of record as of the close of business on October 31, 1997 ("Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof. Each full share outstanding is entitled to one vote, each fractional share outstanding is entitled to the corresponding proportion of one vote, with respect to each matter voted upon by the shareholders of the Fund.

     All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. The solicitation of proxies will be made primarily by mail but also may be made by telephone and/or personal contact by directors and officers of the Fund and by regular employees of SC(US)MG of its affiliates.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you properly execute your proxy card and give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy statement at any time prior to its exercise at the Meeting by written notice to the Fund, by execution of a subsequent proxy or by voting in person at the Meeting.

     A quorum of a majority of the Fund's issued and outstanding Class R shares as of the close of business on the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the meeting by sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those required to vote AGAINST any such proposal against such adjournment.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for the purpose of determining whether a quorum is present but will not be counted as votes cast for the purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

     The Notice and Proxy Statement are being mailed to shareholders on or about November 20, 1997.

                                   BACKGROUND


     Currently, the Fund issues one class of shares to directors, trustees and employees of Security Capital Group Incorporated ("Security Capital Group") and its affiliates and members of their families ("SC Employees"). On October 9, 1997, the Fund's Board of Directors ("Board") determined that it would be in the best interests of the Fund and its shareholders for the Fund to issue two or more classes of shares which may offer different services to shareholders and incur different expenses. Under the multi-class structure, Class R shares will be offered to SC Employees and other retail investors and Class I shares will be offered to institutional investors. Shares of the Fund owned by existing shareholders who have invested $5 million or more will be designated Class I shares and shares of the Fund owned by shareholders who have invested less than $5 million will be designated Class R shares and additional classes may be created in the future. On November 17, 1997 the Board voted to change the Fund's name to Security Capital U.S. Real Estate Shares Incorporated to reflect the future offering of the Fund's shares to SC Employees and other purchasers. The name change also reflects the Board's determination to modify, subject to shareholder approval, the Fund's fundamental investment policy to provide that the Fund will invest primarily in real estate securities.

     Currently the Fund receives no distribution services and incurs no distribution expenses. On November 17, 1997, the Board approved, subject to Class R shareholder approval, a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") to finance the distribution of Class R shares and the provision of services to Class R shareholders by the Fund's distributor, Security Capital Markets Group Incorporated ("Capital Markets"). The annual compensation payable to Capital Markets under the Plan is .25% on an annual basis. On November 17, 1997, the Board also approved, and recommended that the shareholders approve, an amended investment advisory agreement between the Fund and SC(US)MG ("Amended Advisory Agreement"). The Amended Advisory Agreement provides for SC(US)MG to furnish the same investment management services to the Fund that SC(US)MG provides under the investment advisory agreement currently in effect ("Advisory Agreement"), for compensation equal to .25% less, on an annual basis, than the compensation payable under the Advisory Agreement.

     If Class R shareholders approve both the Distribution and Service Plan and the Amended Advisory Agreement, the .25% reduction in the advisory fee would be offset by the .25% distribution and service fee payable under the Plan. Therefore, aggregate investment management and distribution expenses borne by Class R shareholders would remain unchanged. Proposal 1 requests Class R shareholder ratification and approval of the Plan and Proposal 2 requests shareholder ratification and approval of the Amended Advisory Agreement. The following table and example reflects the current fees paid by Fund Class R shareholders and the fees that would be paid if the proposals are adopted.

                                   Fee Table

Shareholder Transaction Expenses:                     Current   Proposed
                                                      --------  ---------
Maximum sales charge on purchases and
  Reinvested distributions..........................  None       None
 Redemption Fee.....................................  None       None
Annual Fund Operating Expenses (as a percentage of
 average net assets):
   Management fees..................................  0.85%      0.60%
   12b-1 fees.......................................  None       0.25%
   Other expenses (1)...............................  0.30%      0.35%
   Total Fund operating expenses (2)................  1.14%      1.20%

-----------

(1) Based upon the experience of the Fund, Management estimates a 0.05% increase in other expenses in connection with the offering of Fund shares to a broader market of retail investors.

(2) Under the Advisory Agreement, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the Fund's total operating expenses, other than brokerage fees and commissions, at no more than 1.20% of the Fund's average net assets for the year ending December 31, 1997. Under the Amended Advisory Agreement SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the Fund's total operating expenses, other than brokerage fees and commissions, at no more than 1.20% of the Fund's average net assets for Class R shares for the year ending December 31, 1998.

The information in the Fee Table has been restated to reflect current fees.


Example

                                 One               Three             Five             Ten
                                 Year              Years             Years            Years
                                 ----              -----             -----            -----
                             Current Proposed  Current Proposed  Current Proposed  Current Proposed
                             ------- --------  ------- --------  ------- --------  ------- --------

A shareholder would bear
 the following expenses on
 a $1,000 investment,
 assuming: a five percent
 annual return and
 operating expenses as
 outlined in the fee table
 above                        $12     $12       $36     $38       N/A     $66       N/A     $145


                                   PROPOSAL 1

         TO APPROVE A DISTRIBUTION AND SERVICE PLAN FOR CLASS R SHARES
                   PURSUANT TO RULE 12b-1 UNDER THE 1940 ACT

Existing Distribution Arrangements

      Currently, Capital Markets, an affiliate of SC(US)MG, serves without charge as distributor of the Fund's shares. In this capacity, Capital Markets, as agent for the Fund, sells the Fund's shares on a best efforts continuous basis to SC Employees against orders to purchase shares. There is no formal written agreement between the Fund and Capital Markets memorializing this arrangement.

The Plan

      In connection with the implementation of a multi-class structure, the Board has determined that it is in the best interests of the Fund and the Class R shareholders to adopt the Plan to facilitate the distribution of Class R shares and the provision of services to maintain Class R shareholder accounts. A copy of the Plan is attached to this Proxy Statement as Exhibit A.

      Under the Plan, the Fund would pay Capital Markets a fee for distribution activities in connection with the sale of Class R shares and services provided to maintain Class R shareholder accounts. The aggregate distribution fee and service fee payable under the Plan would be .25%, on an annual basis, of the Fund's Class R average daily net assets. To the extent the distribution and service fee exceeds the expenses of distribution and shareholder servicing activities, Capital Markets could retain such excess as compensation for its services and may realize a profit from these arrangements. Payments would be made under the Plan pursuant to a distribution and servicing agreement ("Distribution Agreement").

      Under the Distribution Agreement, Capital Markets, as principal underwriter of the Class R shares would provide distribution services primarily intended to result in the sale of Class R shares. Capital Markets also would provide services to Class R shareholders, which may include the provision of information and explanations concerning Class R shareholder investments and the status of shareholder accounts. Capital Markets would be compensated under the Plan for compensation paid to and expenses incurred by officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses and reports for other than the existing shareholders, the preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with the provision of distribution and shareholder services. The Plan would authorize Capital Markets to pay a portion of the distribution and service fee it receives from the Fund to other broker-dealers who sell Class R shares to compensate such other broker-dealers for providing distribution and shareholder services.

      The Plan is a compensation plan which provides for the payment of a specified distribution and service fee to Capital Markets without regard to the distribution and service expenses actually incurred by Capital Markets. If the Plan is terminated by the Board and no successor Plan is adopted, the Fund would cease to make payments to Capital Markets, and Capital Markets would be unable to recover the amount of any of its unreimbursed distribution or shareholder servicing expenditures. Capital Markets does not intend to incur distribution and service expenses at a rate that materially exceeds the rate of compensation received under the Plan.

      The Plan would require that Capital Markets furnish to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the selection and nomination of the directors who are not interested persons of the Fund would be committed to the discretion of the Independent Directors who have no financial interest in the operation of the Plan or any related agreement ("Independent Plan Directors").

      As required by Rule 12b-1 under the 1940 Act, if approved by the Class
R shareholders, the Plan would continue in effect from year to year, provided such continuance is approved annually by a vote of the Board, including a majority of the Independent Plan Directors. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Plan Directors or by a vote of a majority of the outstanding Class R shares of the Fund. The Plan may be amended by a vote of the Directors, including a vote of the Independent Plan Directors, cast in person at a meeting called for that purpose.

Director Consideration of the Distribution Plan

      At a meeting held on November 17, 1997, the directors, including a majority of the Independent Plan Directors approved the Plan and recommended that the Plan be submitted to Class R shareholders for approval. Prior to approving the Plan, the directors reviewed detailed information relating to the Plan including financial evaluations furnished by the Fund's sub-administrator. Among the matters considered by the Board with respect to the Class R shares were:

      1. the cost of the Plan to Class R shares, which would be offset by the reduced advisory fee provided Class R shareholders approve the Amended Advisory Agreement described in Proposal 2 below;

      2. whether the distribution and shareholder services to be provided by Capital Markets under the Plan would result in the sale and retention of Class R shares;

      3. the benefits to the Class R shares of the Fund from Capital Market's ability to attract and retain a professional staff to provide distribution and shareholder services under the Plan;

      4. the effect of the cost of the Plan on the performance of Class R shareholder investments over various periods of time;

      5. the mutual fund industry's practices in the past several years of adopting and maintaining plans similar to the Plan;

      6. the benefit to SC(US)MG, an affiliate of Capital Markets, whose fees for providing investment management services to the Fund are based on the level of the Fund's Class R assets, if distribution services provided under the Plan result in increased sales of the Fund's Class R shares; and

      7.  the merits of possible alternatives to the Plan.

      Following its consideration, the Board, including the Independent Plan Directors, concluded that the fees payable pursuant to the Plan were reasonable in view of the services that would be provided by Capital Markets and the benefits of the Plan to the Class R shares of the Fund. The Directors, including the Independent Plan Directors, determined that the implementation of the Plan would be in the best interests of the Class R shareholders and would have a reasonable likelihood of benefitting the Fund and its Class R shareholders. The Directors, however, recognized that there was no assurance that the benefits sought pursuant to the Plan would be achieved nor when or in what period of time the benefits might be realized.

      If this Proposal is not approved by the Class R shareholders of the Fund, there will be no distribution arrangement in effect for the Class R shares. In this event, the Board may consider such further action as may be appropriate, and Capital Markets has advised the Board that, if the Plan is not approved, it may consider the development of a modified Plan for presentation to the Board and the Class R shareholders.

Required Vote

      Approval of the Plan requires the affirmative vote of the holders of the lesser of (i) 67% of the Class R shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Class R shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE CLASS R SHAREHOLDERS VOTE "FOR" THE
   DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12b-1 UNDER THE 1940 ACT

                                  PROPOSAL 2

              TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT
                             BETWEEN THE FUND AND
              SECURITY CAPITAL (US) MANAGEMENT GROUP INCORPORATED

Description of the Advisory Agreement

      Under the Advisory Agreement, SC(US)MG provides a continuous investment program for the Fund and is responsible for the investment and reinvestment of the Fund's assets, including the placement of orders for the purchase and sale of the Fund's portfolio securities. Pursuant to this authority, SC(US)MG selects brokers and dealers to execute purchase and sale orders for the Fund's portfolio transactions. Under the Advisory Agreement, SC(US)MG has agreed, at its own expense, to pay the fees and expenses associated with the printing and mailing of the Fund's prospectus and sales literature to parties other than existing shareholders. SC(US)MG also has committed to waive fees, and/or reimburse expenses to maintain the Fund's total operating expenses, other than brokerage fees and commissions, at no more than 1.20% of the Fund's average net assets for the year ending December 31, 1997. SC(US)MG has also undertaken to reimburse the Fund or make other arrangements to limit Fund expenses to the extent required by expense limitations imposed by certain states .

      As compensation for SC(US)MG's services under the Advisory Agreement, the Fund has paid SC(US)MG, each month, an amount equal to 1/12 of .85% of the Fund's average daily net assets (approximately .85% on an annual basis). The advisory fee is payable in arrears on the last day of each calendar month. If the Advisory Agreement terminates prior to the end of a month, the Advisory Fee is prorated to cover the portion of the month during which services were provided. For the period April 23, 1997 (the effective date of the Fund's registration statement under the Securities Act of 1933, as amended) through September 30, 1997, the Fund paid SC(US)MG advisory fees in the amount of $393,502.

      Under the Advisory Agreement, SC(US)MG will not be liable to the Fund or any Fund shareholder for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any mistake of judgment in the absence of wilful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties by the Adviser. By its terms, the Advisory Agreement terminates automatically unless its continuance is approved annually (i) by the vote of a majority of Directors who are not interested persons within the meaning of the 1940 Act, of either the Fund or SC(US)MG ("Independent Directors") or (ii) by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Advisory Agreement is also terminable, without penalty, by either party upon 60 days' written notice and upon its assignment.

      The Advisory Agreement was initially approved by the Board and by the unanimous written consent of the Fund's sole shareholder on April 11, 1997.

The Amended Advisory Agreement

      On November 17, 1997, the Board, including a majority of the Independent Directors, approved the Amended Advisory Agreement subject to shareholder approval. The terms and conditions of the Amended Advisory Agreement are identical to the terms and conditions of the Advisory Agreement, except as to the effective and termination dates and the reduction of the advisory fee, described below. The Amended Advisory Agreement also reflects the existence of the new multi-class structure. The duties that SC(US)MG is required to perform under the Amended Advisory Agreement are identical to those performed by SC(US)MG under the Advisory Agreement and would be performed by the same personnel. Accordingly, the Fund would receive the same advisory services under the Amended Advisory Agreement as it receives under the Advisory Agreement.

      Under the Amended Advisory Agreement, the Class R shares would pay SC(US)MG a monthly fee in an amount equal to 1/12 of .60% of the average daily net assets of the Fund's Class R shares (approximately .60% of an annual basis). Under the Amended Advisory Agreement, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the Fund's Class R shares' total operating expenses, other than brokerage fees and commissions, at no more than 1.20% of the Fund's Class R average net assets for the year ending December 31, 1998 and has undertaken to reimburse the Fund or make other arrangements to limit Fund expenses to the extent required by expense limitations imposed by certain states. If the Amended Advisory Agreement had been in effect from April 23, 1997 (the effective date of the Fund's registration statement under the 1933
Act) through September 30, 1997, the Fund would have paid SC(US)MG advisory fees in the amount of $277,806 which is 68% of the amount of advisory fees paid to SC(US)MG under the Advisory Agreement.

      A copy of the Amended Advisory Agreement is attached to this Proxy Statement as Exhibit B.
             ---------

      If the Amended Advisory Agreement is approved by the shareholders, it will become effective immediately for an initial two-year period. Thereafter, the Amended Advisory Agreement will continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually by the Board, including a majority of the disinterested Directors, or by a vote of a majority of the outstanding shares of the Fund.

Security Capital (US) Management Group Incorporated

      SC(US)MG, the Fund's investment adviser, is a Maryland corporation organized in December 1996. SC(US)MG is a wholly-owned subsidiary of Security Capital Group, a real estate research, investment and management company. The principal business address of Security Capital Group is 125 Lincoln Avenue, Santa Fe, New Mexico 87501 and the principal business address of SC(US)MG is 11 LaSalle Street, Second Floor, Chicago, Illinois 60603.

      SC(US)MG's directors and principal executive officers and their principal occupations are listed below. Anthony R. Manno Jr., the Chairman of the Board, Managing Director and President of the Fund, serves as Managing Director and President of SC(US)MG and John H. Gardner, Jr., Managing Director of the Fund also serves as Managing Director of SC(US)MG. Jeffrey C. Nellessen, Vice President, Secretary and Treasurer of the Fund is Vice President, Secretary and Treasurer of SC(US)MG and Kenneth D. Statz, Vice President of the Fund is Senior Vice President of SC(US)MG. The business address of each director and principal executive officer of SC(US)MG is 11 South LaSalle Street, Chicago, Illinois 60603.


                  DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS
            OF SECURITY CAPITAL (US) MANAGEMENT GROUP INCORPORATED

                                                    Principal
                                                   During Past
Occupation(s)             Position(s) with         -----------
Name and Address            Adviser                  5 Years
----------------            -------                  -------
Anthony R. Manno Jr.*        Managing         Managing Director and President
                             Director         of SC(US)MG since March 1997
                                              where he is responsible for
                                              overseeing all investment and
                                              capital allocation matters for
                                              SC(US)MG's public market
                                              securities activities and also
                                              responsible for company and
                                              industry analysis, market
                                              strategy and trading and
                                              reporting; Chairman of the Board,
                                              President and Managing Director
                                              of the Fund since April 1997;
                                              from January 1995 to March 1997,
                                              he was Managing Director of
                                              SC(US)MG where he performed the
                                              same functions.  Mr. Manno  was a
                                              member of the Investment
                                              Committee of Security Capital
                                              Group from March 1994 to June
                                              1996.  Prior to joining Security
                                              Capital, Mr. Manno was a Managing
                                              Director of LaSalle Partners
                                              Limited form March 1980 to March
                                              1994.


                                                    Principal
                                                   During Past
Occupation(s)             Position(s) with         -----------
Name and Address            Adviser                  5 Years
----------------            -------                  -------
John H. Gardner, Jr.         Managing         Managing Director of SC(US)MG
                             Director         since July 1997 and Managing
                                              Director of the Fund since April
                                              1997.  Prior thereto, Director of
                                              Security Capital Pacific Trust
                                              ("PTR") and the  PTR REIT Manager
                                              from February 1995 to June 1997
                                              and Senior Vice President of
                                              Security Capital Atlantic
                                              Incorporated ("ATLANTIC"), PTR
                                              and the PTR REIT Manager from
                                              September 1994 to June 1997,
                                              where he had overall
                                              responsibility for multifamily
                                              dispositions; from December 1984
                                              to January 1993, Vice President
                                              and Principal of Asset Management
                                              and through September 1994,
                                              Managing Director and Principal
                                              of Copley Real Estate Advisors in
                                              Boston, where he had overall
                                              responsibility for the portfolio
                                              management of the firm's separate
                                              and closed-end accounts.

Jeffrey C. Nellessen         Vice President,  Vice President, Secretary and
                             Secretary and    Treasurer of SC(US)MG since March
                             Controller       1997 and Secretary and Treasurer
                                              of the Fund since April 1997.
                                              Prior thereto, from June 1988 to
                                              March 1997, he was Controller,
                                              Manager of Client Administration
                                              and Compliance Officer at Strong
                                              Capital Management, Inc.


                                                    Principal
                                                   During Past
Occupation(s)             Position(s) with         -----------
Name and Address            Adviser                  5 Years
----------------            -------                  -------
Kenneth D. Statz             Senior Vice      Senior Vice President of the
                             President        SC(US)MG since March 1997; Vice
                                              President of the Fund since April
                                              1997; Senior Vice President of
                                              SC(US)MG since July 1996, where
                                              he is responsible for the
                                              development and implementation of
                                              portfolio investment strategy.
                                              Prior thereto, Vice President
                                              from May 1995 to June 1996.
                                              Prior to joining Security
                                              Capital, Mr. Statz was a Vice
                                              President in the investment
                                              research department of Goldman,
                                              Sachs & Co., from February 1993
                                              to January 1995, concentrating on
                                              research and underwriting for the
                                              REIT industry.  Prior thereto,
                                              Mr. Statz was a real estate stock
                                              portfolio manager and a managing
                                              director of Chancellor Capital
                                              Management from August 1982 to
                                              February 1992.

Kevin W. Bedell              Vice President   Vice President of SC(US)MG, where
                                              he is responsible for directing
                                              the activities of the
                                              industry/company research group
                                              and providing in-depth
                                              proprietary research on publicly
                                              traded real estate companies in
                                              the office and industrial
                                              sectors.  Prior to joining
                                              SC(US)MG, Mr. Bedell was equity
                                              vice president and portfolio
                                              manager for the LaSalle Street
                                              Fund, Inc., where he was
                                              responsible for the strategic,
                                              operational and financial
                                              management of a private REIT with
                                              commercial real estate
                                              investments of $600-800 million.
                                              Previously, Mr. Bedell was equity
                                              vice president and vice president
                                              for financial management of
                                              LaSalle Partners' commingled
                                              fund.  Mr. Bedell received his
                                              M.B.A. from the University of
                                              Chicago and his B.A. from Kenyon
                                              College.

   SC(US)MG does not serve as investment adviser or investment sub-adviser to any investment companies with similar investment objectives to the Fund.

Affiliated Broker

   The Fund's distributor, Capital Markets, a registered broker-dealer, is a wholly-owned subsidiary of Security Capital Group Incorporated. To date, the Fund has paid no commissions to Capital Markets.

Evaluation by the Board of Directors

   At a meeting held on November 17, 1997, the Board, including the Independent Directors, approved the Amended Advisory Agreement and recommended that the Amended Advisory Agreement be submitted to the shareholders for their approval. The Directors approved the Amended Advisory Agreement because they believed that the reduced advisory fee would benefit both the Fund and the shareholders. The factor the Board considered most important was that the reduction in the advisory fee would not reduce the quality or the scope of the services provided to the Fund by SC(US)MG and that SC(US)MG's obligations to the Fund would remain the same in all respects.

Required Vote

   Approval of the Amended Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares present at the Special Meeting, if the holders of more than 50% of the outstanding share are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class R shares entitled to vote at the Special Meeting. If the Amended Advisory Agreement is not approved by Class R shareholders at the Special Meeting, the Board will take such action as it deems appropriate.


             THE BOARD OF DIRECTORS RECOMMENDS THAT THE CLASS R
            SHAREHOLDERS VOTE "FOR" THE AMENDED ADVISORY AGREEMENT


                                  PROPOSAL 3

                             ELECTION OF DIRECTOR

   The Fund currently has two Directors who have been elected by shareholders to hold office until their successors are elected and qualified. On November 17, 1997, the Board approved one other individual to stand for election to the Board to hold office until his successor is elected and qualified. This nominee and each of the existing Directors also serve as directors of Security Capital EuroPacific Real Estate Shares Incorporated, an investment company advised by SC(US)MG whose registration statement on Form N-1A under the 1940 Act and the Securities Act of 1933 is pending with the Securities and Exchange Commission ("SEC"). Mr. Manno, the Chairman of the Board and President of the Fund, is Managing Director of SC(US)MG.

   The Board has appointed an Audit Committee to make recommendations to the Board regarding the selection of auditors for the Fund and to confer with the auditors concerning the scope and results of each audit. Mr. Kasbeer, a director of the Fund who is not an interested person of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, is the sole member of the Audit Committee. As of the date of this Proxy Statement, the Audit Committee has held no meetings.

   It is the intention of the persons named in the accompanying Proxy to vote for the election of the person named below. The nominee has indicated a willingness to serve if elected. If the nominee should not be available for election due to unforseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote for such other person as the Directors may recommend.

Director/Nominee Information


Name, Age, Business Experience                            Class R Shares
During Past Five Years and Other                       Beneficially Held As of
Relevant Information                  Director Since      November 1, 1997
--------------------                  --------------      ----------------
Stephen F. Kasbeer,*** [Age]             April 11,              None
Retired; Senior Vice President for         1997
Administration and Treasurer for
Loyola University, Chicago from 1981
to July 1994, where he was responsible
for administration, investment, real
estate and treasurer functions, served
as Chief Investment Officer, was
Chairman of the Operations Committee,
was a member of the Investmen and
Finance Committees of the Board of
Trustees and was President and a
Director of the Loyola Management
Company.


Name, Age, Business Experience                            Class R Shares
During Past Five Years and Other                       Beneficially Held As of
Relevant Information                  Director Since      November 1, 1997
--------------------                  --------------      ----------------
Anthony R. Manno Jr.* 45                 April 11,                None
Managing Director of SC(US)MG since         1997
March 1997 where he is responsible
for overseeing all investment and
capital allocation matters for
SC(US)MG's public market securities
activities and also responsible for
company and industry analysis, market
strategy and trading and reporting;
from January 1995 to March 1997, he
was Managing Director of SC(US)MG
where he performed the same functions.
Mr. Manno was a member of the
Investment Committee of Security Capital
Group from March 1994 to June 1996. Prior
to joining Security Capital, Mr. Manno
was a Managing Director of LaSalle
partners Limited form March 1980 to March
1994.

George F. Keane,** [Age]                      N/A                 None
Chairman of the Trigen Energy
Corporation since 1994.  As founding
chief executive of The Common Fund
in 1971 and Endowment Realty Investors
in 1988, Mr. Keane for many years
headed an investment management
service for colleges, universities and
independent schools that managed $15
billion for 1,200 education institutions
when he became President Emeritus in
1993.  He has served as a member of the
Investment Advisory of the $75 billion New
York State Common Retirement Fund since
1982.  He has been a Director of the RCB
Trust Company since 1991, a Trustee of
the Nicholas Applegate Investment Trust
since 1993 and a Director of the Bramwell
Funds since 1994.  He is also a Director
of Universal Stainless & Alloy Products,
Global Pharmaceutical Corporation, United
Water Resources and United Properties Group
Gulf Resources Corporation, and the
Universal Bond Fund, and is an advisor to
Associated Energy Managers.  Mr. Keane also
serves as a Trustee of his alma mater,
Fairfield University, and as a Director and
Chairman of the Investment Committee of the
United Negro College Fund.

-------------
(*) Considered an interested person of the Fund, as defined in Section 2(a)(19) of the 1940 Act by reason of his association with SC(US)MG.

(**) Nominee for election as Director.

(***) Member of the Audit Committee.

Board Compensation

      Members of the Board who are interested persons of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, receive no remuneration from the Fund. Each of the other Directors is paid an annual retainer of $14,000, an additional retainer of $1,000 for each meeting attended (other than telephonically ) and is reimbursed for the expenses of attendance at any such meetings. The following information sets forth information regarding estimated compensation of Directors by the Fund for the fiscal year ending December 31, 1997.

                             Compensation Table(1)
                     Fiscal Year Ending December 31, 1997



                                                      Pension or
                                                      ----------
                                                      Retirement
                                                      ----------
                                                       Benefits          Estimated
                                                       --------          ----------
                                     Aggregate         Accrued as          Annual               Total
                                     ---------         ----------          ------               -----
                                    Compensation        Part of           Benefits           Compensation
                                    ------------        -------           --------           ------------
                                        From             Fund               Upon               From Fund
                                        ----             ----               ----               ---------
Name of Person, Position                Fund           Expenses          Retirement        Paid To Directors
------------------------                ----           --------          ----------        -----------------
George F. Keane
  Director................               $ 4,000          N/A               N/A                    $ 4,000

Stephen F. Kasbeer
  Director................               $14,500          N/A               N/A                    $14,500

**Anthony R. Manno Jr.
  Chairman, Managing
    Director and President                     0          N/A               N/A                          0

---------------------------
** "Interested person," as defined in the 1940 Act, of SC-US.

(1)  For the period January 1, 1997 to December 31, 1997.

Executive Officers and Significant Employees




                         Position with Fund          Business Experience
Name and Age                 and Term                During Past 5 Years
------------             ------------------          -------------------
John H. Gardner, Jr., 43     Managing             Managing Director of SC(US)MG
                             Director since       since July 1997. Prior
                             April, 1997          thereto, Director of the PTR
                                                  REIT Manager from February
                                                  1995 to June 1997 and Senior
                                                  Vice President of ATLANTIC,
                                                  PTR and the PTR REIT Manager
                                                  from September 1994 to June
                                                  1997, where he had overall
                                                  responsibility for multifamily
                                                  dispositions; from December
                                                  1984 to January 1993, Vice
                                                  President and Principal of
                                                  Asset Management and through
                                                  September 1994, Managing
                                                  Director and Principal of
                                                  Copley Real Estate Advisors in
                                                  Boston, where he had overall
                                                  responsibility for the
                                                  portfolio management of the
                                                  firm's separate and closed-end
                                                  accounts.

Jeffrey C. Nellessen, 36     Secretary and        Vice President, Secretary and
                             Treasurer            Treasurer of SC(US)MG since
                             April 1997           March 1997. Prior thereto,
                                                  from June 1988 to March 1997,
                                                  he was Controller, Manager of
                                                  Client Administration and
                                                  Compliance Officer at Strong
                                                  Capital Management, Inc.


                         Position with Fund          Business Experience
Name and Age                 and Term                During Past 5 Years
------------             ------------------          -------------------
Kenneth D. Statz, 38         Senior Vice          Senior Vice President of
                             President            SC(US)MG since March 1997;
                             since April          Senior Vice President of
                             1997                 SC(US)MG since July 1996,
                                                  where he is responsible for
                                                  the development and
                                                  implementation of portfolio
                                                  investment strategy. Prior
                                                  thereto, Vice President from
                                                  May 1995 to June 1996. Prior
                                                  to joining Security Capital,
                                                  Mr. Statz was a Vice President
                                                  in the investment research
                                                  department of Goldman, Sachs &
                                                  Co., from February 1993 to
                                                  January 1995, concentrating on
                                                  research and underwriting for
                                                  the REIT industry. Prior
                                                  thereto, Mr. Statz was a real
                                                  estate stock portfolio manager
                                                  and a managing director of
                                                  Chancellor Capital Management
                                                  from August 1982 to February
                                                  1992.

Required Vote

   The election of a Director requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

               THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S
               SHAREHOLDERS VOTE "FOR" THE NOMINEE TO THE BOARD

                                  PROPOSAL 4

                  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
                OBJECTIVE TO PROVIDE THAT THE FUND SHALL INVEST
                      PRIMARILY IN REAL ESTATE SECURITIES

   Currently, the Fund's investment objective is to provide above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. The Fund's long-term objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in the securities of publicly traded REITs in the United States by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. These fundamental investment objectives may be changed only upon the approval of the Fund's shareholders.

   The Fund's Board has concluded that it would be in the best interests of the Fund and its shareholders to amend the Fund's long-term investment objective to clarify that the Fund will invest primarily in real estate securities, which may include publicly-traded REITs or other securities of real estate companies. For purposes of the Fund's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or that has at least 50% of its assets invested in such real estate.

   Amendment of the Fund's long-term investment policy would provide the Fund with the flexibility to continue to both invest in publicly-traded REITS and to take advantage of investment opportunities in other real estate securities. Thus, the Board recommends changing the Fund's long-term investment objective to state that the Fund intends "to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques."

Required Vote

   Amendment of this fundamental policy requires the affirmative vote of the holders of the lesser of : (i) 67% of the Class R shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.


            THE BOARD RECOMMENDS THAT THE CLASS R SHAREHOLDERS VOTE
                FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
                 POLICY TO PROVIDE THAT THE FUND SHALL INVEST
                      PRIMARILY IN REAL ESTATE SECURITIES


                                 OTHER MATTERS

   The Fund's management does not know of any matters to be presented to the Special Meeting other than the matters set forth in this statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.


                             SECURITIES OWNERSHIP

   As of October 31, 1997 there were 9,646,032.884 Class I shares and 157,689.998 Class R shares of the Fund issued and outstanding.

   The following table sets forth information, as of October 31, 1997, regarding the beneficial ownership of the Fund's Class I and Class R shares by the Fund's directors and by shareholders owning more than 5% of either Class. As of October 31, 1997, no director, nominee, or executive officer of the Fund beneficially owned, individually or as a group, any of the Fund's Class I shares. As of that date, the directors, nominees and executive officers of the Fund as a group owned 6,989.258 Class R shares, representing 4.43% of the Class R shares issued and outstanding.



                             Name and Address of             Amount and Nature
Title of Class               Beneficial Owner                of Beneficial Ownership     Percent of Class
--------------               -----------------               -----------------------     ----------------
Class I                      SCERF Incorporated                    9,646,032.884               100%
                             11 South LaSalle Street
                             Chicago, Illinois

Class R                      William D. Sanders                       49,809.120             31.59%
                             7777 Market Center Avenue
                             El Paso, Texas 79912-8411

Class R                      William Buerger                          30,038.875             19.05%
                             3 Mayfair Circle
                             Purchase, New York 10577-1436

Class R                      Campr Partners Limited                   24,556.875             15.57%
                             7777 Market Center Avenue
                             El Paso, Texas 79912-8411

Class R                      Dennis G. Lopez                          18,498.266             11.73%
                             117 Beekman Street, 4E
                             New York, New York 10038-2001

Class R                      Anthony R. Manno, Jr.*                    4,863.813              3.08%
                             11 Satin LaSalle Street
                             Second Floor
                             Chicago, Illinois

---------------
(*) Director, Chairman of the Board and President of  the Fund.


                           INFORMATION ABOUT THE FUND

   Security Capital Employee REIT Fund Incorporated, is a non-diversified, no-load, open-end management investment company. The Fund was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group, on

December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to the Fund.

   To date, the Fund has issued one class of shares to directors, trustees, and employees of Security Capital Group and its affiliates, and members of their families. Upon the implementation of a multi-class structure later this year, the Fund will issue two or more classes of shares to institutional investors and to retail investors. At that time, the Fund's name will be changed to Security Capital U.S. Real Estate Shares Incorporated.

   The Fund's investment objective is provide above-average total returns, including current income and capital appreciation, primarily through investment in real estate securities in the United States. compared with other mutual funds that invest primarily in the securities of publicly traded REITs in the United States by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. If Proposal 4 is approved by the Fund's shareholders, the Fund's long-term objective will be to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

   Under normal conditions, the Fund will invest at least 65% of its assets in REITs. The Fund will also invest in equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in SC(US)MG's view, a significant element of the securities' value, and (iv) preferred stock. The Fund will not invest more than 10% of its nets assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund may engage in short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ").

                           CUSTODIAN, TRANSFER AGENT

   Firstar Trust Company which has its principal business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 has been retained to act as Custodian of the Fund's investments and as the Fund's transfer and dividend disbursing agent. Firstar Trust Company does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                              GENERAL INFORMATION

Shareholder Proposals and Shareholders' Meetings

   Any shareholder who wishes to submit a proposal for consideration at the Meeting should submit the proposal promptly to the Fund.

   The Fund is not required to hold regular annual shareholders' meeting. A shareholders' meeting shall, however, be called by the secretary upon the written request of holders of not less than 10% of the outstanding shares of the Fund entitled to vote at the meeting. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.

Annual Report

   Copies of the Fund's semi-annual report have previously been delivered to shareholders. Shareholders of the Fund may obtain without charge additional copies of the semi-annual report by writing to: Security Capital Employee REIT Fund Incorporated, c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (800) 699-4594 (toll free).


   IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                 By Order of the Board of Directors,
                                 /s/ Anthony R. Manno Jr.
                                 Anthony R. Manno Jr., President


November 20, 1997

                                                                       EXHIBIT A
                                                                       ---------

                         DISTRIBUTION AND SERVICE PLAN
                               FOR CLASS R SHARES

This Plan is adopted by Security Capital U.S. Real Estate Shares Incorporated (the "Company"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") to provide for payment by the Company of certain expenses in connection with the distribution of the Company's Class R shares, the provision of personal services to the Company's Class R shareholders and/or the maintenance of its Class R shareholder accounts. Payments under the Plan are to be made to Security Capital Markets Group Incorporated ("SCMGI") which serves as the principal underwriter for the Company under the terms of the Distribution and Servicing Agreement pursuant to which SCMGI offers and sells the shares of the Company.

Distribution Fee and Service Fee

The annual compensation payable by the Company to SCMGI is an amount equal to
 .25 of 1% on an annual basis of the Company's average net assets of the Class R shares as either (1) a "distribution fee" to finance the distribution of the Company's Class R shares, or (2) a "service fee" to finance shareholder servicing by SCMGI, its affiliated companies and broker-dealers who may sell Class R shares and to encourage and foster the maintenance of Class R shareholder accounts, or as a combination of the two fees. The amounts shall be payable to SCMGI monthly or at such other intervals as the board of directors may determine to compensate SCMGI for services provided hereunder. The amount of the distribution fee and service fee payable to SCMGI hereunder is not related directly to expenses incurred by SCMGI on behalf of the Company and the Company is not obligated to reimburse SCMGI for such expenses.

NASD Definition

For purposes of this Plan, the "distribution fee" may be considered as a sales charge that is deducted from the Class R net assets of the Company and does not include the service fee. The "service fee" shall be considered a payment made by the Company of personal service and/or maintenance of Class R shareholder accounts, as such is now defined by the National Association of Securities Dealers, Inc. ("NASD"), provided , however, if the NASD adopts a definition of "service fee" for purposes of Rule 2830 of the NASD Conduct Rules that differs from the definition of "service fee" as presently used, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fee" as used herein shall be automatically amended to conform to the NASD definition.

Quarterly Reports

SCMGI shall provide to the board of directors of the Company and the board of directors shall review at least quarterly a written report of the amounts so expended of the distribution fee and/or service fee paid under this Plan and the purposes for which such expenditures were made.

Approval of Plan

This Plan shall become effective when it has been approved by a vote of at least a majority of the outstanding Class R voting securities of the Company (as defined in the Act) and by a vote of the board of directors of the Company and of the directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or any agreement related to this Plan (other than as directors or shareholders of the Company) ("independent directors") cast in person at a meeting called for the purposes of voting on such Plan.

Continuance

This Plan shall continue in effect for a period of one (1) year and thereafter from year to year only so long as such continuance is approved by the directors, including the independent directors, as specified hereinabove for the adoption of the Plan by the directors and independent directors.

Director Continuation

In considering whether to adopt, continue or implement this Plan, the directors shall have a duty to request and evaluate, and SCMGI shall have a duty to furnish, such information as may be reasonably necessary to an informed determination of whether this Plan should be adopted, implemented or continued.

Termination

This Plan may be terminated at any time by a vote of a majority of the independent directors of the Company or by a vote of the majority of the outstanding Class R voting securities of the Company without penalty. The distribution fee and service fee will be paid by the Company to SCMGI unless and until this Plan is terminated or not renewed, in which event, the Company shall pay SCMGI for services provided on a pro-rata basis up through the date of termination. Any expenses incurred by SCMGI on behalf of the Company in excess of the distribution fee and service fee payable hereunder through the date of termination are the sole responsibility and liability of SCMGI, and are not obligations of the Company.

Amendments

This Plan may not be amended to increase materially the amount to be spent for distribution of Class R shares, personal service and/or maintenance of shareholder accounts without approval of the Class R shareholders, and all material amendments of this Plan must be approved in the manner prescribed for the adoption of the Plan as provided hereinabove.

Directors

While this Plan is in effect, the selection and nomination of the directors who are not interested persons of the Company shall be committed to the discretion of the directors who are not interested persons of the Company.

Records

Copies of this Plan, the Distribution Agreement and reports made pursuant to this Plan shall be preserved as provided in Rule 12b-1(f) under the Act.

                                                                       EXHIBIT B
                                                                       ---------

                         INVESTMENT ADVISORY AGREEMENT

             Security Capital U.S. Real Estate Shares Incorporated


                     Amended and Restated December 8, 1997


Security Capital (US) Management Group Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois  60603


Dear Sirs:

     We, the undersigned Security Capital U.S. Real Estate Shares Incorporated, herewith confirm our agreement with you as follows:

     1. We are an open-end, non-diversified management investment company. Our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (portfolios), each having its own investment objective, policies and restrictions, without shareholder approval, all as more fully described in our prospectus and statement of additional information.

     We propose to engage in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws and any representations made in our prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

     2.   (a)   We hereby employ you to manage the investment and reinvestment of our assets as above specified and, without limiting the generality of the foregoing, to provide management, investment, advisory and other services specified below.

          (b) You will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

          (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since the prior report, and will also keep us in touch with important developments affecting our portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in our portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we reasonably may request. In making such purchases and sales of our portfolio securities, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the Investment

Company Act of 1940 (the "Act") and the Securities Act of 1933, and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies.

          (d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this Agreement at our request you will provide us persons satisfactory to our Board of Directors to serve as our officers.

     3. We propose to retain the services of an administrator, which shall be a firm acceptable to you, to administer all aspects of our operations except those which are your responsibility pursuant to this Agreement. We will bear the cost of and pay the fee of the administrator. Our initial Administrator will be Security Capital (US) Management Group Incorporated.

     4. It is further agreed that you shall be responsible for the portion of our net expenses (except interest, taxes, brokerage, expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, all to the extent permitted by applicable state law and regulation) incurred by us during each of our fiscal years or portion thereof that this Agreement is in effect between us which, in any such year exceeds the limits applicable to us under the laws or regulations of any state in which our shares are qualified for sale (reduced pro rata for any portion of less than a year). You shall also pay the fees and expenses associated with the printing and mailing of our prospectus and statement of additional information, and any other sales literature, to parties other than existing shareholders.

We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses, including:
(a) payment of the fee payable to you under paragraph 6 hereof; (b) charges and expenses of our administrator, custodian, transfer, and dividend disbursing agent; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) compensation of our officers, Directors and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (f) costs of printing our prospectuses and stockholder reports; (g) costs of proxy solicitation; (h) costs of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions;
(j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; and (l) upon the approval of the Board of Directors, costs of your personnel or your affiliates rendering clerical, accounting and other office services.

     5. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     6. In consideration of the foregoing we will pay you a monthly fee at an annualized rate of .60 of 1% of the average daily net assets of each class of shares. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If this Agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

     7. You shall hereby commit to waive any fees, payable by us to you, in connection with paragraph 6 above, to the extent that any such fees exceed 1.20% of the average daily net assets of either class of shares for the fiscal year ending December 31, 1998 and for any additional periods subsequently agreed to.

     8. This Agreement shall become effective on the date December 8, 1997, if approved by the vote of a majority of the Company's outstanding voting securities, as defined in the Act, and shall continue in effect until the second anniversary of the date hereof and may be continued for successive twelve-month periods (computed from each January 1) with respect to each portfolio provided that such continuance is specifically approved at least annually by the Board of Directors or by majority vote of the holders of the outstanding voting securities of such portfolio (as defined in the Act), and, in either case, by a majority of the Board of Directors who are not interested persons, as defined in the Act, of any party to this Agreement (other than as Directors of our corporation), provided further, however, that if the continuation of this Agreement is not approved, you may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) or by a vote of a majority of the Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to us.

     9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

     10. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     11. This Agreement shall be construed in accordance with the laws of the State of Illinois, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                   Very truly yours,

                                   Security Capital U.S. Real Estate Shares
                                   Incorporated


                                   By:
                                      ------------------------------------------
                                      Anthony R. Manno, Jr.
                                      President


Agreed to and accepted as
of the date first set forth above


By:
   --------------------------------

               SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

          This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints John H. Gardner, Jr. and Jeffrey C. Nellessen as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all the Class R shares of Security Capital Employee REIT Fund Incorporated which the undersigned is entitled to vote as of October 31, 1997, the record date, at the Special Meeting of Class R Shareholders to be held December 4, 1997, or any adjournment thereof.


                    THIS PROXY IS CONTINUED ON THE REVERSE.

                PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY






               SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

                    SPECIAL MEETING OF CLASS R SHAREHOLDERS

                          THURSDAY, DECEMBER 4, 1997
                                  10:00 A.M.
                            11 SOUTH LASALLE STREET
                                 SECOND FLOOR
                            CHICAGO, ILLINOIS 60603

This proxy when properly executed will be voted in the manner directed herein by the undersigned Class R shareholder. If no direction is made, this Proxy will be voted FOR the approval of the Distribution and Service Plan, FOR the approval of the Amended Advisory Agreement, FOR the nominee named in Item 3, and FOR the Proposal in Item 4. All items are proposed by Security Capital Employee REIT Fund Incorporated.

Please mark your vote
as indicated in this
example

         X

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S CLASS R SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

Item 1 - Proposal to approve the Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

         For           Against        Abstain

         [_]             [_]            [_]

Item 2 - Proposal to approve the Amended investment Advisory Agreement between the Fund and Security Capital (US) Management Group Incorporated (formerly Security Capital Investment Research Group Incorporated).

         For           Against        Abstain

         [_]             [_]            [_]

Item 3 - Election of George F. Keane as Director.

         For           Against

         [_]             [_]

Item 4 - Proposal to amend the Fund's fundamental investment objective to clarify that the Fund will invest primarily in real estate securities.

         For           Against        Abstain

         [_]             [_]            [_]

Item 5 - In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                    Dated: ______________________________ , 1997


                                    --------------------------------------------
                                                      Signature


                                    --------------------------------------------
                                                      Signature

             PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY!